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AMERITRADE HOLDING CORPORATION

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Filed by Ameritrade Holding Corporation Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 Subject Company: Ameritrade Holding Corporation Commission File No.: 000-49992

This filing consists of a joint communication by Ameritrade Holding Corporation and TD Waterhouse Group, Inc. to associates of Ameritrade and TD Waterhouse on December 9, 2005.

TD Ameritrade Integration Planning Update
Issue No. 13
December 9, 2005
Business Unit Announcements
This week, Ameritrade and TD Waterhouse1 communicated operational, geographic, and staffing decisions to directly affected associates in:
     •   Human Resources
     •   Finance
A high-level overview of the information communicated to these groups is provided below. As always, please keep in mind these decisions are contingent on the close of the acquisition. Until that time, Ameritrade and TD Waterhouse must continue to operate as competitors.
Human Resources
•	There will be five organizational areas reporting to Karen Ganzlin:
o	HR Relationship Management, which will have three separate leaders, will be responsible for working with business groups (internal clients) and ensuring their day-to-day and long-term Human Resources needs are met.
▪	Sandy Henning, Ameritrade’s current Director of Human Resources, will be responsible for the Call Centers and Clearing.
▪	Tai Cheng, TD Waterhouse’s current First Vice President, Human Resources, will be responsible for the Institutional group, Branches, Investment Centers and Marketing.
▪	Karen Lombardo, Ameritrade’s current Managing Director of Human Resources, will be responsible for all corporate areas, Technology and the Client Group.
o	Learning and Development, also led by Karen Lombardo, will oversee the design and delivery of learning initiatives and curriculum for associates and people managers.
o	Employment Standards, led by Jessica Bednarovsky, TD Waterhouse’s current First Vice President, Employment Standards, will be responsible for managing all employment issues such as separations and terminations; third-party activities; legal cases; compliance with corporate policies as well as state and federal laws; and investigations.
o	With a leader yet to be determined, Workforce Solutions Group, a new strategic team, will be responsible for developing best-in-class solutions in the areas of compensation, benefits, recruitment, performance management, succession planning, talent management, organizational design and metrics. A search for a candidate to fill this area’s leadership position has begun.
o	With a leader yet to be determined, HR Information, Systems and Delivery will be responsible for automating and streamlining Human Resources services for TD Ameritrade, with a focus on leveraging PeopleSoft and promoting Associate Self-Service (application that allows associates to view and update personal information
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

online). This group will also be responsible for administration, centralizing transactions, establishing an associate help desk and working with Finance on all payroll and Human Resources related financial matters. A search for a candidate to fill this area’s leadership position has begun.
•	The next step for Human Resources is for the four leaders mentioned above to finalize the organizational structure for their areas.
Finance
•	TD Ameritrade’s Finance group will be located primarily in Omaha, Nebraska, with a few functions located in Jersey City, NJ.
•	Associates are being given the opportunity to express interest in positions available in both Omaha and Jersey City.
•	The Finance group will be using the Oracle General Ledger System, which is currently linked to Ameritrade’s Back Office System (BOS). The Oracle General Ledger System is a tool used to maintain and help administer all financial transactions.
Please watch for additional information in the coming weeks. As always, please continue to submit your questions and thoughts through Zoomerang.

1 Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Cautionary Note Regarding Forward Looking Statements
This document contains forward-looking statements that involve risks and uncertainties. For example, statements related to the leadership and post-closing organizational structure of Human Resources, the location, technology and opportunities for affected associates in the Finance group following the closing and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q, as amended.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a definitive proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) with a filing date of December 5, 2005. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.